UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 26, 2026, ABVC BioPharma, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three (3) proposals. At the beginning of the Annual Meeting, 10,612,493 shares of common stock, which represents 41.74% of the voting power of the shares entitled to vote at the Annual Meeting, were represented by proxy, which constituted a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Annual Meeting.

1.	To re-elect 11 directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2027 annual meeting of shareholders.

Name	For	Against	Withheld
Eugene Jiang	10,523,411	0	89,082
Dr. Tsang Ming Jiang	10,522,409	0	90,084
Norimi Sakamoto	10,271,420	0	341,073
Yen-Hsin Chou	9,981,359	0	631,134
Dr. Tsung-Shann (T.S.) Jiang	10,522,409	0	90,084
Dr. Chang-Jen Jiang	10,522,409	0	90,084
Hsin-Hui Miao	10,320,413	0	292,080
Yoshinobu Odaira	10,468,145	0	144,348
Che-Wei Hsu	10,320,419	0	292,074
Shuling Jiang	10,522,404	0	90,089
Yu-Min (Francis) Chung	10,596,780	0	15,713

Accordingly, all directors were re-elected.

2.	To ratify the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026.

For	Against	Abstain
10,597,352	12,291	2,850

Accordingly, Simon & Edward, LLP was reappointed as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026.

3.	To approve an increase in the Company’s Amended and Restated 2016 Equity Incentive Plan (the “Plan”) such that the aggregate number of shares reserved under the Plan equals fifteen percent (15%) of the company's issued and outstanding shares of common stock as of the date of the meeting. Following this one-time adjustment, the number of shares available under the Plan will continue to be subject to the existing automatic annual increase of 5% of the total shares issued and outstanding on the immediately preceding December 31, commencing January 1, 2027, and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of December 31 of the previous year (the “Plan Proposal”).

For	Against	Abstain
9,964,400	643,419	4,674

Accordingly, the Plan Proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

March 27, 2026	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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